UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2026

 IEH Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-5278	13-5549348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E

Brooklyn, NY 11220

(Address of Principal Executive Offices, and Zip Code)

(718) 492-4440

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IEHC	OTC QX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

This Current Report on Form 8-K is filed by IEH Corporation, a New York corporation (the “Company”), to disclose certain information pursuant to Regulation FD (Fair Disclosure, promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On April 21, 2026, David Offerman, Chairman of the Board, President and Chief Executive Officer of the Company gave an interview to a representative of Atrium Research Corporation, an equity research firm headquartered in Toronto, Canada. In connection with the interview, Mr. Offerman provided a Slide Presentation to the representative which contained non-public, material information about the Company on the following slides: Slides 15 (IEH Revenue Fiscal 2019-2027), 17 (Cash), 18 (Backlog), 19 (Recent Defense Programs Wins) and 25 (Why IEH Now). A copy of the Slide Presentation for Atrium Research is attached hereto as Exhibit 99.1

Forward-Looking Statements

This Current Report on Form 8-K, together with the exhibit thereto, contains not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Exchange Act. In addition, forward-looking statements may be made in press releases, orally, at conferences, on the Company’s website, or otherwise, by or on behalf of the Company. Statements that are not historical are forward-looking and reflect expectations for the future performance of the Company.

You should not place undue reliance on any forward-looking statement and should consider the risks and uncertainties more fully discussed elsewhere in the Company’s public filings, including under Item 1A. Risk Factors of the Company’s Form 10-K and in any subsequent SEC filings for further information about factors that could affect such forward-looking statements.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

99.1	Slide Presentation for Atrium Research Interview - April 21, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEHC Corporation

By: /s/Subrata Purkayastha
Name: Subrata Purkayastha
Title: Chief Financial Officer
Date: April 21, 2026

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